EXHIBIT 10.92

 ------------------------------------------------------------------------------


                           MBIA INSURANCE CORPORATION,
                                    as Surety


                  FIRST INVESTORS AUTO RECEIVABLES CORPORATION,
                                  as Transferor


                    FIRST INVESTORS FINANCIAL SERVICES, INC.,
                                    as Seller


                     FIRST INVESTORS SERVICING CORPORATION,
                                   as Servicer

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
               as Collateral Agent, Back-up Servicer and Custodian
                                       and

                             BANK OF AMERICA, N.A.,
                            as Reserve Account Agent

                               AMENDMENT NO. 2 TO
                               INSURANCE AGREEMENT

             First Investors Auto Receivables Corporation Revolving
                    Automobile Receivables Financing Facility

                          Dated as of November 29, 2000


 ------------------------------------------------------------------------------

                     AMENDMENT NO. 2 TO INSURANCE AGREEMENT

      THIS AMENDMENT NO. 2 TO INSURANCE AGREEMENT ("Amendment") amends that Insurance Agreement dated as of October 1, 1996 (as amended and supplemented, the "Insurance Agreement") by and among MBIA Insurance Corporation, as Surety, First Investors Auto Receivables Corporation, as Transferor, First Investors Financial Services, Inc., as Seller, Chase Bank of Texas (formerly known as Texas Commerce Bank, National Association), as Collateral Agent, and NationsBank, N.A., as Reserve Account Agent. This Amendment is dated as of November 29, 2000 by and among MBIA INSURANCE CORPORATION (the "Surety"), FIRST INVESTORS AUTO RECEIVABLES CORPORATION, in its capacity as transferor (the "Transferor"), FIRST INVESTORS FINANCIAL SERVICES, INC., in its capacity as seller (the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly known as Norwest Bank Minnesota, National Association), in its capacity as successor Collateral Agent (the "Collateral Agent"), in its capacity as back-up servicer (the "Back-up Servicer"), and in its capacity as Custodian (the "Custodian"), FIRST INVESTORS SERVICING CORPORATION (formerly known as Auto Lenders Acceptance Corporation), in its capacity as successor servicer (the "Servicer") and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), in its capacity as Reserve Account Agent (the "Reserve Account Agent").

                                  RECITALS:

      WHEREAS, the Transferor, Enterprise Funding Corporation (the "Company"), the Reserve Account Agent, Chase Bank of Texas, National Association, as Initial Collateral Agent, the Surety and the Seller entered into a Security Agreement (as defined herein) dated as of October 22, 1996 (as amended and supplemented from time to time, the "Security Agreement"), pursuant to which, among other things, the Transferor granted a security interest in certain collateral as more fully described therein to the Collateral Agent thereunder for the benefit of the Company and the Surety, to secure payments under the Note, the Security Agreement, the Note Purchase Agreement and this Agreement.

      WHEREAS, the Surety issued its Surety Bond (as defined below) at the request of the Transferor and the Seller, which guarantees payment of Insured Amounts (as defined in the Surety Bond), upon such terms and conditions as were mutually agreed upon by the parties and subject to the terms and conditions of the Surety Bond.

      WHEREAS, the Transferor and the Seller seek MBIA's consent to, among other things, an amendment to the Security Agreement.

      WHEREAS, the parties hereto desire to amend the Insurance Agreement to conform the Insurance Agreement to the other amendments.

      WHEREAS, the Transferor, the Company, the Reserve Account Agent, the Collateral Agent, the Surety and the Seller are entering into an Amendment No. 3 to Security Agreement dated as of November 29, 2000, pursuant to which the parties thereto are amending certain provisions to with respect to funding conditions and certain other matters.

      WHEREAS, Section 6.01 of the Insurance Agreement provides that the Insurance Agreement may be amended with the consent of each of the parties thereto.

      NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the Servicer, the Back-up Servicer, the Custodian, the Surety, the Transferor, the Seller, the Successor Collateral Agent and the Reserve Account Agent agree as follows:

                                   ARTICLE I

                                  DEFINED TERMS

      SECTION 1.01. GENERAL DEFINITIONS. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings ascribed to such terms in the Insurance Agreement.

                                   ARTICLE II

                      AMENDMENTS TO OPERATIVE PROVISIONS

      SECTION 2.01. AMENDMENT TO SECTION 2.03. Section 2.03(e) of the Agreement is hereby deleted and replaced as follows:

            "(e) INTEREST RATE CAP. The Transferor will not enter into any Interest Rate Cap until the Cap Counterparty has been approved in form and substance and in writing by the Surety; provided, however, that MBIA's prior written consent to the Cap Counterparty shall not be required if (A) the Cap Counterparty is any of the following: (i) NationsBanc Capital Markets; (ii) Bank of America; (iii) Wells Fargo Bank; or (iv) First Union Capital Markets, Inc.; and (B) such Cap Counterparty referenced in (A) has not been downgraded by either of S&P or Moody's below its Required Rating. The Transferor shall not agree to any changes to any Interest Rate Cap unless the Surety shall have previously given its consent. The Transferor shall take or refrain from taking any action, and exercise or refrain from exercising any rights of the Transferor under any Interest Rate Cap, in the manner directed by the Surety."

                                  ARTICLE III

                                  MISCELLANEOUS

      SECTION 3.01. COUNTERPARTS. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

      SECTION 3.02. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

      SECTION 3.03. LIMITED SCOPE. This Amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Surety under the Insurance Agreement.

      SECTION 3.04. RATIFICATION. Except as expressly affected by the provisions hereof, the Insurance Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Insurance Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Insurance Agreement as amended by this Amendment and any reference to "the parties hereto", "no party hereto" or words of like import shall be deemed to include all of the parties to this Amendment.

      SECTION 3.05. NOTICE TO RATING AGENCIES. Promptly after the execution of this Amendment, the Seller shall mail an executed copy of this Amendment to the Rating Agencies. By execution of this Amendment, the parties acknowledge receipt of notice of this Amendment.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

                                    MBIA INSURANCE CORPORATION


                                    By:_______________________________________
                                    Title:____________________________________


                                    FIRST INVESTORS AUTO RECEIVABLES
                                    CORPORATION, as Transferor


                                    By:_______________________________________
                                    Title:____________________________________


                                    FIRST INVESTORS FINANCIAL SERVICES,
                                    INC., as Seller


                                    By:_______________________________________
                                    Title:____________________________________


                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION, as Collateral
                                    Agent, Back-up Servicer and Custodian

                                    By:_______________________________________
                                    Title:____________________________________


                                    BANK OF AMERICA,  N.A., as Reserve Account
                                    Agent


                                    By:_______________________________________
                                    Title:____________________________________


                                    FIRST INVESTORS SERVICING
                                    CORPORATION, as Servicer


                                    By:_______________________________________
                                    Title:____________________________________



          [EXECUTION PAGE OF AMENDMENT NO. 2 TO INSURANCE AGREEMENT]